UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

 (Exact name of the registrant as specified in its charter)

Delaware		001-36636	05-0412693
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

One Citizens Plaza
Providence,	RI		02903
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (203) 900-6715

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 7.375% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series H	CFG PrH	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series I	CFG PrI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02   Results of Operations and Financial Condition.
On January 21, 2026, Citizens Financial Group, Inc. (the “Company”) issued a press release announcing its fourth quarter and full year 2025 earnings and posted on its website the press release and a financial supplement. Copies of the press release and financial supplement are being furnished as Exhibits 99.1 and 99.3, respectively.

Item 7.01 Regulation FD Disclosure.

For the benefit of investors, the Company has posted on its website an investor presentation in connection with its earnings conference call. A copy of the investor presentation is being furnished as Exhibit 99.2.

The information in this Form 8-K and Exhibits attached hereto are being furnished pursuant to Items 2.02 and 7.01, respectively, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.
Item 9.01   Financial Statements and Exhibits.

	Exhibit Number	Description

(d)	Exhibit 99.1	Citizens Financial Group, Inc. press release dated January 21, 2026

	Exhibit 99.2	Citizens Financial Group, Inc. earnings release presentation issued January 21, 2026

	Exhibit 99.3	Citizens Financial Group, Inc. financial supplement for fourth quarter and full year 2025

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Aunoy Banerjee
Aunoy Banerjee
Executive Vice President and Chief Financial Officer
Date:  January 21, 2026